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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                               Current Report Pursuant
                              to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                          Date of Report:  January 13, 1998


                         TECHNICAL COMMUNICATIONS CORPORATION
                (Exact Name of Registrant as Specified in Its Charter)

                                    Massachusetts
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               (State or Other Jurisdiction of Incorporation)


        0-8588                                         04-2295040
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(Commission File Number)                (I.R.S. Employer Identification No.)

           100 Domino Drive, Concord, Massachusetts                 01742
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           (Address of Principal Executive Offices)              (Zip Code)

                                  (978) 287-5100
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                 (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)

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                                         TABLE OF CONTENTS

                                            FORM 8-K

                                        January 13, 1998



Item                                                   Page
----                                                   ----
Item 5.     Other Events                                 1

Signature                                                3

Exhibits                                                 E-1

                                             i

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Item 5.     Other Events

Technical Communications Corporation ("TCC") announced on January 13, 1998 the results from its internal review of certain historical foreign contracts. The review concluded that certain of TCC's internal aproval and control provisions were not followed in connection with these contracts. As a result of the internal review, TCC announced the establishment of a special committee of outside directors to review and recommend changes in its internal control and accounting procedures and the adoption of a code of ethics and a compliance program.

The Company does not believe that this will result in a material liability or asset impairment to the Company or otherwise have any materal effect on the financial position or results of operations of the Company.

TCC also announced on January 13, 1998 that James McCalmont resigned from the Board of Directors and that Chairman Arnold McCalmont would not be seeking re-nomination to the Board of Directors at the upcoming annual meeting. Arnold McCalmont will, however, continue to be available as a consultant to TCC.

On a separate note, on January 14, 1998, TCC announced that Graham Briggs, Vice President - Finance has been terminated effective immediately. Mr. Herbert Lerner, a Director and TCC's Treasurer will serve as Chief Financial Officer until Mr. Briggs' successor is named.

The discussions in this Form 8-K, including any discussion of impact, expressed or implied, on TCC's anticipated operating results may differ from the results indicated by such forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. TCC's results may differ from the results indicated by such forward-looking statements. TCC's operating results may be affected by many factors, including but not limited to the fulfillment of customer orders, TCC's ability to retain and motivate key technical and manufacturing personnel, and the possibility of political instability in TCC's foreign markets. These and other risks are detailed from time to time in TCC's filings with the Securities & Exchange Commission.

                                      1

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            Exhibit
            No.                                     Title
            --------                                ------
            99a                                     Press Release

            99b                                     Press Release






                                        2

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                                      SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Technical Communications Corporation



Dated:  January 27, 1998                   By:/s/ Roland S. Gerard
                                              -----------------------------
                                              Roland S. Gerard
                                              President






                                       3


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                                    EXHIBIT INDEX


            Exhibit
            No.                                     Title
            --------                                ------
            99a                                     Press Release

            99b                                     Press Release






                                          E-1